UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 1, 2022
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Brickell Biotech, Inc. (the “Company”) announced that Jose Breton, the Company’s Controller and Chief Accounting Officer, and its principal accounting officer, has notified the Company that he will be resigning from the Company effective on June 15, 2022, to pursue another opportunity. Mr. Breton’s departure is not the result of any disagreement with the Company on any financial disclosures, accounting matters or any matter relating to the Company’s operations, policies or practices.
Albert N. Marchio, II, the Company’s Chief Financial Officer, will become the Company’s principal accounting officer, in addition to the Company’s principal financial officer, on June 15, 2022. Mr. Marchio, age 69, has been the Company’s Chief Financial Officer since December 2020. He has been with Danforth Advisors since May 2019, providing financial consulting services on a project/interim basis for various public and private life sciences companies. Previously, Mr. Marchio served in various finance and accounting roles at Edge Therapeutics, Inc. (now known as PDS Biotechnology Corporation), a clinical-stage biopharmaceutical company, including Chief Accounting and Administrative Officer from October 2016 to November 2018, Interim Chief Financial Officer from March 2017 to October 2017, Chief Accounting and Operations Officer from March 2014 to October 2016, and Chief Financial Officer from December 2011 through March 2014. Mr. Marchio was a Managing Operating Partner with Three Fields Capital, a multi-strategy healthcare-focused investment firm, and provided consulting services to life science companies through Rockabye Valley Consulting from January 2009 to May 2013. Previously, Mr. Marchio served as the Executive Vice President, Chief Financial Officer of Informed Medical Communications from February 2008 to October 2009, and as the Vice President, Treasurer of MedPointe Pharmaceuticals from 2006 to January 2008. He began his career in life sciences as the Vice President, Treasurer of Alpharma, Inc. from 1992 to 2005. Mr. Marchio holds a B.A. in Economics from Muhlenberg College, an M.B.A. in Professional Accounting from Rutgers Graduate School of Business, and a Post-M.B.A. Certificate in Taxation from Bernard Baruch College of the City University of New York.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2022	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer